UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 13, 2011

REDFIN NETWORK, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-28457	86-0955239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 W. Cypress Creek Road, Suite 411, Ft. Lauderdale, FL	33309
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	954-769-1335

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On July 13, 2011 RedFin Network, Inc. issued a press release announcing the sales revenue growth for the second quarter of 2011.  A copy of the press release is filed as Exhibit 99.1 to this report.

The information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

99.1      Press release dated July 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDFIN NETWORK, INC.

Date: July 13, 2011	By: /s/ Jeffrey L. Schultz
Jeffrey L. Schultz, Chief Executive Officer and President